Exhibit 10.5

[Execution]

AMENDMENT NO. 1

TO

AMENDED AND RESTATED COLLATERAL ASSIGNMENT

OF TRADEMARKS (SECURITY AGREEMENT)

This AMENDMENT NO. 1 TO AMENDED AND RESTATED COLLATERAL ASSIGNMENT OF TRADEMARKS (SECURITY AGREEMENT) (this “Amendment”), dated October 24, 2014, is made among LERNER NEW YORK, INC., a Delaware corporation (“Pledgor”), with an office at 450 West 33rd Street, New York, New York 10001, in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, with an office at 100 Park Avenue, New York, New York 10017, in its capacity as agent (in such capacity, “Pledgee”), for the Lenders and Bank Product Providers (as defined in the Loan Agreement).

W I T N E S S E T H:

WHEREAS, Pledgor has entered into the Amended and Restated Collateral Assignment of Trademarks (Security Agreement), dated as of August 22, 2007 (the “Trademark Security Agreement”), in order to further evidence Pledgor’s grant in favor of Pledgee, of a security interest in the Trademarks (as defined therein) and the goodwill and certain other assets with respect to the Trademarks, as further set forth therein;

WHEREAS, Pledgee, Pledgor, Lernco, Inc. (“Lernco”) and Lerner New York Outlet, Inc. (“Lerner Outlet” and together with Pledgor, and Lernco, collectively, “Borrowers”), Guarantors, and the Persons from time to time party thereto as lenders (“Lenders”), have amended and restated or are about to amend and restate the existing financing arrangements of Pledgee, Lenders, Borrowers and Guarantors pursuant to which Lenders (or Pledgee on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Fourth Amended and Restated Loan and Security Agreement, dated as of the date hereof, by and among Pledgee, Lenders, Borrowers and Guarantors (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, pursuant to the Trademark Security Agreement, Pledgor has, among other things, granted to Pledgee a security interest in all present and Future Trademarks and Trademark applications of Pledgor, together with certain related assets, and has agreed to execute and deliver to Pledgee all agreements and documents as requested by Pledgee to evidence the security interests of Pledgee therein;

WHEREAS, Pledgor has certain additional Trademarks, Trademark applications, internet domain names registered or filed with the United States Patent and Trademark Office and Collateral which are not reflected in the Trademark Security Agreement; and

WHEREAS, Pledgor and Pledgee now wish to amend the Trademark Security Agreement to include such additional Trademarks, Trademark applications and internet domain names and other Collateral.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1.                                      Amendments to Exhibit A.  Exhibit A to the Trademark Security Agreement is hereby replaced with Exhibit A attached hereto. Pledgor shall deliver, in form and substance acceptable to Pledgee, an updated Exhibit A on or before November 7, 2014 to include the international and state registered Trademarks of Pledgor. Such Exhibit A shall include all Trademarks of Pledgor and shall automatically be deemed to replace the existing Exhibit A attached hereto and shall become a part of this Amendment upon acceptance by Pledgee.  Pledgee is hereby authorized to attach such replacement Exhibit A to this Amendment.

2.                                      Effect of this Amendment.  Except as expressly amended pursuant hereto, no other changes or modifications to the Trademark Security Agreement or waivers of or consents under any provisions thereof are intended or implied, and in all other respects the Trademark Security Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent any term or provision of this Amendment conflicts with any term or provision of the Loan Agreement, the term or provision of the Loan Agreement, shall control.

3.                                      Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

4.                                      Governing Law.

(a)                                 The validity, interpretation and enforcement of this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(b)                                 Pledgor irrevocably consents and submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York for the County of New York and the United States District Court for the Southern District of New York, whichever Pledgee may elect, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Amendment or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Amendment or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above (except that Pledgee shall have the right to bring any action or

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proceeding against Pledgor or its property in the courts of any other jurisdiction which Pledgee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Pledgor or its property).

(c)                                  Pledgor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Pledgee’s option, by service upon Pledgor in any other manner provided under the rules of any such courts.  Within thirty (30) days after such service, Pledgor shall appear in answer to such process, failing which Pledgor shall be deemed in default and judgment may be entered by Agent against Pledgor for the amount of the claim and other relief requested.

(d)                                 PLEDGOR AND PLEDGEE EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AMENDMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF PLEDGOR AND PLEDGEE, ANY OF THE LENDERS OR ANY OF THE BANK PRODUCT PROVIDERS IN RESPECT OF THIS AMENDMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  PLEDGOR AND PLEDGEE EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT PLEDGOR OR PLEDGEE MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF PLEDGOR AND PLEDGEE TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(e)                                  Pledgee and Lenders and Bank Product Providers shall not have any liability to Pledgor (whether in tort, contract, equity or otherwise) for losses suffered by Pledgor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Amendment, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Pledgee, any Lender or any Bank Product Provider that the losses were the result of acts or omissions constituting gross negligence or willful misconduct by Pledgee, any such Lender or any such Bank Product Provider.  In any such litigation, Pledgee, each Lender and each Bank Product Provider shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Amendment and the other Financing Agreements.  Pledgor: (i) certifies that neither Pledgee, any Lender nor any representative, agent or attorney acting for or on behalf of Pledgee or any Lender has represented, expressly or otherwise, that Pledgee and Lenders would not, in the event of litigation, seek to enforce any of the waivers provided for in this Amendment or any of the other Financing Agreements and (ii) acknowledges that in entering into this Amendment and the other Financing Agreements, Pledgee and Lenders are relying upon, among other things, the waivers and certifications set forth in this Section 4 and elsewhere herein and therein.

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5.                                      Counterparts, etc.  This Amendment or any of the other Financing Agreements may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment or any of the other Financing Agreements by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Amendment or any of such other Financing Agreements.  Any party delivering an executed counterpart of any such agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first written above.

PLEDGOR

LERNER NEW YORK, INC.,

By:	/s/ Sheamus Toal
Name:	Sheamus Toal
Title:	Chief Financial Officer

PLEDGEE

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Danielle Baldinelli
Name:	Danielle Baldinelli
Title:	Director

[Signature Page to Amendment No. 1 to Amended and Restated

Collateral Assignment of Trademarks (Security Agreement)]

EXHIBIT A

to

AMENDED AND RESTATED COLLATERAL ASSIGNMENT

OF TRADEMARKS (SECURITY AGREEMENT)

List of Trademarks

LERNER NEW YORK, INC.

U.S. Federal Marks

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
United States	CITY BEAUTY	77/245507	8/2/2007	3486011	8/12/2008
United States	CITY DEALS	77/258026	8/17/2007	3796066	6/1/2010
United States	CITY LUXE	77313628	10/25/2007	3444989	6/10/2008
United States	CITY SLIM	86/024780	7/31/2013
United States	CITY STYLE	77/045359	11/16/2006	3494535	9/2/2008
United States	CITYSTRETCH	76502113	3/26/2003	2912135	12/21/2004
United States	DOWNTOWN DARLING	77/193891	5/31/2007	3477674	7/29/2008
United States	FABULOUS ON FIFTH	77183988	5/17/2007	3499775	9/09/2008
United States	LEFT POCKET STITCHING DESIGN	78/847060	3/27/2006	3263673	7/10/2007
United States	LEFT WAVE STITCHING DESIGN	78/849251	3/29/2006	3263679	7/10/2007
United States	MISS MANHATTAN	77182833	5/16/2007	3499770	9/09/2008
United States	REFRESH, INDULGE & PAMPER	77255645	8/15/2007	3486029	8/12/2008
United States	RIGHT POCKET STITCHING DESIGN	78/847085	3/27/2006	3263674	7/10/2007
United States	RIGHT WAVE STITCHING DESIGN	78/849306	3/29/2006	3263680	7/10/2007
United States	SOME GIFTS COUNT MORE THAN OTHERS	77/793433	7/30/2009	3805887	6/22/2010
United States	SWIRL WITH DOTS	77/390324	2/6/2008	3667406	8/11/2009

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
	DESIGN
United States	UPTOWN ANGEL	77182846	5/16/2007	3493505	8/26/2008

U.S. State Marks

Country	Mark	Reg. No.	Reg. Date
United States - Arizona	NEW YORK & COMPANY	548613	08-Jun-2012
United States - Alabama	NEW YORK & COMPANY	112146	27-Jul-2010
United States - Nebraska	NEW YORK & COMPANY	10058514	07-May-2004
United States - Ohio	NEW YORK & COMPANY	1259326	09-Oct-2001
United States - North Dakota	NEW YORK & COMPANY	16014200	30-Aug-2000
United States - Wyoming	NEW YORK & COMPANY	2000-000407518	18-Aug-2000
United States - Louisiana	NEW YORK & COMPANY	567693	16-Aug-2000
United States - Alabama	NEW YORK & COMPANY OUTLET	112147	27-Jul-2010
United States - Wisconsin	NEW YORK AND COMPANY		07-Jul-2010

Foreign Marks

Country	Mark	Serial #	App. Dt	Reg. #	Reg. Dt
China (People’s Republic Of)	CITY CREPE	844333	1/21/2005	844333	4/7/2005
China (People’s Republic Of)	CITY SPA	844334	1/21/2005	844334	4/7/2005
China (People’s Republic Of)	CITY STRETCH	844335	1/21/2005	844335	4/7/2005
France	CITY CREPE	844333	1/21/2005	844333	4/7/2005
France	CITY SPA	844334	1/21/2005	844334	4/7/2005
Germany	CITY CREPE	844333	1/21/2005	844333	4/7/2005
Germany	CITY SPA	844334	1/21/2005	844334	4/7/2005
Germany	CITY STRETCH	844335	1/21/2005	844335	4/7/2005
Guatemala	CITY CREPE	487-05	1/25/2005	138693	10/28/2005
Guatemala	CITY SPA	486-05	1/25/2005	138696	10/28/2005
Guatemala	CITY STRETCH	0320-04	1/20/2004	134501	2/23/2005
Hong Kong	CITY STRETCH	300135044	12/30/2003	300135044	6/2/2004
Indonesia	CITY CREPE	D00-2005-04523-04561	2/17/2005	IDM000199862	3/31/2009
Indonesia	CITY SPA	D00-2005-0452-04560	2/17/2005	IDM000229840
Indonesia	CITY STRETCH	D00-2004-00270-00271	1/7/2004	IDM000154282	2/18/2008
Italy	CITY CREPE	844333	1/21/2005	844333	4/7/2005
Italy	CITY SPA	844334	1/21/2005	844334	4/7/2005
Italy	CITY STRETCH	844335	1/21/2005	844335	4/7/2005
Japan	CITY CREPE	844333	1/21/2005	844333	4/7/2005
Japan	CITY SPA	844334	1/21/2005	844334	4/7/2005

Country	Mark	Serial #	App. Dt	Reg. #	Reg. Dt
Japan	CITY STRETCH	844335	1/21/2005	844335	4/7/2005
Macao	CITY STRETCH	N/012906	1/12/2004	N/012906	5/11/2004
Mexico	CITY SPA	699020	1/27/2005	875034	3/31/2005
Mexico	CITY STRETCH	1183543	6/3/2011	1283147	4/30/2012
Nicaragua	CITY CREPE	2005/00625	2/28/2005	83715	10/18/2005
Nicaragua	CITY SPA	2005/00627	2/28/2005	83655	10/18/2005
Nicaragua	CITY STRETCH	2005/00626	2/28/2005	83716	10/18/2005
Puerto Rico	CITY STRETCH	203984-25-0	2/21/2014
South Korea	CITY CREPE	844333	1/21/2005	844333	4/7/2005
South Korea	CITY SPA	844334	1/21/2005	844334	4/7/2005
South Korea	CITY STRETCH	844335	1/21/2005	844335	4/7/2005
Spain	CITY CREPE	844333	1/21/2005	844333	4/7/2005
Spain	CITY SPA	844334	1/21/2005	844334	4/7/2005
Spain	CITY STRETCH	844335	1/21/2005	844335	4/7/2005
Sri Lanka	CITY STRETCH	123754	2/8/2005
Taiwan	CITY CREPE	94004484	1/28/2005	1175833	10/1/2005
Taiwan	CITY SPA	94004485	1/28/2005	1175834	10/1/2005
Taiwan	CITY STRETCH	94004482	1/28/2005	1175832	10/1/2005
United Kingdom	CITY CREPE	844333	1/21/2005	844333	4/7/2005
United Kingdom	CITY SPA	844334	1/21/2005	844334	4/7/2005
United Kingdom	CITY STRETCH	844335	1/21/2005	844335	4/7/2005

Country	Mark	Serial #	App. Dt	Reg. #	Reg. Dt
Vietnam	CITY CREPE	4-2005-01222	1/31/2005	75950	10/10/2006
Vietnam	CITY SPA	4-2005-01223	1/31/2005	75951	10/10/2006
Vietnam	CITY STRETCH	4-2004-00110	1/5/2004	62940	5/23/2005
WIPO	CITY CREPE	844333	1/21/2005	844333	4/7/2005
WIPO	CITY SPA	844334	1/21/2005	844334	4/7/2005
WIPO	CITY STRETCH	844335	1/21/2005	844335	4/7/2005